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                               Janus Aspen Series

                                 Janus Portfolio

                       Supplement dated September 29, 2009
                       to Currently Effective Prospectuses

              NOTICE REGARDING IMPORTANT CHANGES TO YOUR PORTFOLIO

Effective February 16, 2010, the following replaces the investment objective of Janus Portfolio found in the Portfolio's "RISK/RETURN SUMMARY" section:

     JANUS PORTFOLIO seeks long-term growth of capital.

This change to the Portfolio's investment objective will not result in a change to the Portfolio's principal investment strategies. The Portfolio will continue to invest primarily in common stocks selected for their growth potential.

Investors in the Portfolio should consider this information in making a long-term investment decision.

                Please retain this Supplement with your records.